                                             ,     1996
                               --------------  ---


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
Robertson, Stephens & Company LLC
Jefferies & Company, Inc.
  as Representatives of the several Underwriters
c/o  Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated
      World Financial Center, North Tower
      New York, NY  10281-1209

Ladies and Gentlemen:

    Reference is hereby made to the Purchase Agreement of even date herewith (the "Purchase Agreement") among RockShox, Inc., a Delaware corporation, the stockholders of the Company named in Schedule B thereto, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Robertson, Stephens & Company LLC and Jefferies & Company, Inc., as representatives of the several underwriters named in Schedule A thereto, with respect to the issue and sale by the Company of its common stock, par value $.01 per share. All capitalized terms used, but not defined, herein shall have the meanings given to them in the Purchase Agreement.

    Notwithstanding anything to the contrary contained in the Purchase Agreement, the parties hereto agree that $______ of expenses otherwise payable by the Company pursuant to Section 4(a) of the Purchase Agreement shall be paid by the several Underwriters.

                                            Very truly yours,

                                            ROCKSHOX, INC.


                                            By:
                                                ------------------------------
                                                    Stephen W. Simons
                                                    President


                                            [CUSTODIAN]


                                            By:
                                                 -----------------------------
                                                    -
                                                    Attorney-in-Fact

CONFIRMED AND ACCEPTED,
    as of the date first above written:


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED
ROBERTSON, STEPHENS & COMPANY LLC
JEFFERIES & COMPANY, INC.

BY: MERRILL LYNCH, PIERCE, FENNER & SMITH
              INCORPORATED


By  -----------------------
       Authorized Signatory


For themselves and as Representatives of the other Underwriters named in Schedule A to the Purchase Agreement.